UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Event Requiring Report: June 18, 1996



                            CYBERAMERICA CORPORATION
             (Exact Name of Registrant as Specified on its Charter)


                  I-9418                                87-0509512
         (Commission File Number)          (IRS Employer Identification Number)



                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)



                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of Principal Executive Offices)



                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)



                        The Canton Industrial Corporation

                   (Former Name, if Changed Since Last Report


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Item 5.  Other Events

         The board of directors of The Canton Industrial Corporation, a Nevada corporation (the "Company"), signed a unanimous resolution, effective May 24, 1996, recommending that the Company amend its Articles of Incorporation by changing the Company's name to CyberAmerica Corporation. The board of directors recommended the name change to better reflect the Company's recent emphasis on developing Internet-related business products and services.

         To be effective under Nevada law, the proposed name change needed approval from the holders of a majority of the outstanding shares of the Company's common stock, par value $0.001 ("Common Stock"). Accordingly, the board's recommendation was included as a proposal to be discussed and voted upon at the Company's annual meeting of shareholders ("Annual Meeting"). Beginning May 30, 1996, the Company mailed a proxy statement, form of proxy, annual report and notice of the Annual Meeting to all shareholders of record as of May 27, 1996 (the "Record Date").

         The Annual Meeting was held on June 18, 1996 at the Company's executive offices at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101. On the Record Date, there were 6,616,782 shares of Common Stock issued and outstanding, 5,227,987 of which were represented at the Annual Meeting in person or by proxy. The 79% attendance was sufficient to constitute a quorum under Nevada law. Of the 6,616,782 shares eligible to vote, 4,371,696 (66%) approved the proposal to change the Company's name.

         On June 18, 1996, a Certificate of Amendment to the Company's Articles of Incorporation was filed with the State of Nevada to reflect the name change. At that time, the board's proposal became effective. Hence, The Canton Industrial Corporation is now known as CyberAmerica Corporation.

Item 7.  Financial Statements and Exhibits

         No financial statements were filed or required to be filed with this Current Report on Form 8-K. Exhibits required to be attached by Item 601 of Regulation S-K are listed in the Index to Exhibits beginning on page 3 of this Form 8-K. The Index to Exhibits is hereby incorporated by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 1996

                                            CyberAmerica Corporation


                                            By:  /s/   Richard D. Surber
                                                    Richard D. Surber, President

                                INDEX TO EXHIBITS

EXHIBIT NO.      PAGE NO.      DESCRIPTION

3(i)             5             Restated Articles of Incorporation of the Company


3(ii)            7             Certificate  of Amendment to the Company's
                               Articles of Incorporation filed by the State of Nevada on June 18, 1996.

21(i)            *             Form of Proxy solicited to the Company's
                               shareholders of record as of May 27, 1996, incorporated herein by reference from the Definitive Proxy Statement filed with the Commission on May 30, 1996.

21(ii)           *             Proxy  Statement  and Annual  Report  (included
                               as  Appendix I to Proxy  Statement)
                               solicited to the Company's shareholders of record as of May 27, 1996, incorporated herein by reference from the Definitive Proxy
                               Statement  filed with the Commission
                               on May 30, 1996.

*Previously filed as indicated and incorporated herein by reference